BLACKROCK ETF TRUST

iShares U.S. Industry Rotation Active ETF

(the “Fund”)

Supplement dated August 1, 2025 to the Summary Prospectus and Prospectus of the Fund, dated November 27, 2024, as amended or supplemented to date

Effective immediately, the following changes are made to the Summary Prospectus and Prospectus of the Fund:

The section of the Summary Prospectus and the Prospectus entitled “Management—Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. Michele Freed, Michael Gates, CFA, Lisa O’Connor, CFA and Phil Hodges (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. Dr. Freed, Ms. O’Connor and Mr. Gates have been Portfolio Managers of the Fund since March 2024. Mr. Hodges has been Portfolio Manager of the Fund since August 2025.

The section of the Prospectus entitled “More Information About the Fund—Management—Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. Michele Freed, Michael Gates, CFA, Lisa O’Connor, CFA and Phil Hodges are jointly and primarily responsible for the day-to-day management of the Fund.

Michele Freed has been with BlackRock since 2018. Dr. Freed has been employed by BFA or its affiliates as a portfolio manager since 2018 and has been a Portfolio Manager of the Fund since March 2024.

Michael Gates, CFA has been with BlackRock since 2009. Mr. Gates has been employed by BFA or its affiliates as a portfolio manager since 1999 and has been a Portfolio Manager of the Fund since March 2024.

Lisa O’Connor, CFA has been with BlackRock since 2017. Ms. O’Connor has been employed by BFA or its affiliates as a portfolio manager since 2017 and has been a Portfolio Manager of the Fund since March 2024.

Phil Hodges has been with BlackRock since 2007, including his years with BGI, which merged with BlackRock in 2009. Mr. Hodges has been employed by BFA or its affiliates as a portfolio manager since 2015 and has been a Portfolio Manager of the Fund since August 2025.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Shareholders should retain this Supplement for future reference.

PR2-INRO-0825SUP